Exhibit 99
                                                                      ----------

                                      NGSG
                        NATURAL GAS SERVICES GROUP, INC.


FOR IMMEDIATE RELEASE                                         NEWS
March 1, 2004                                                 Amex - NGS, NGS.WS

          NATURAL GAS SERVICES GROUP ANNOUNCES FOURTH QUARTER AND YEAR
                             END FINANCIAL RESULTS

          66% Increase In Revenue For The Three Months to $3.5 Million
         24% Increase In Revenue For The Twelve Months to $12.7 Million

MIDLAND, Texas, March 1, 2004 - Natural Gas Services Group, Inc. (AMEX:NGS), a leading provider of equipment and services to the natural gas and oil industry, announces its financial results for the fourth quarter and twelve months ended
December 31, 2003.
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

                         Natural Gas Service Group, Inc.

----------------------------------------------------------------------------------------------------------------------
                                      Fourth        Fourth                        Twelve        Twelve
                                      Quarter       Quarter        Change         Months        Months       Change
                                        2003          2002                         2003          2002
----------------------------------------------------------------------------------------------------------------------
Revenues                            $ 3,485,406   $ 2,095,601          66.3%   $12,749,522   $10,296,541            24%
Net Income                          $   489,691   $    78,044           527%   $ 1,307,133   $   786,085            66%
EPS (Basic)                         $      0.09   $      0.02           428%   $      0.24   $      0.19            29%
EPS (Diluted)                       $      0.09   $      0.02           411%   $      0.23   $      0.16            43%
Cash flow from operation            $ 3,024,420   $ 2,205,953
EBITDA                              $ 1,231,856   $   681,166          80.9%   $ 4,396,771   $ 3,511,271          25.2%
Weighted avg. shares outstanding:
Basic                                 5,051,851     4,515,241     4,946,922      3,649,413
Diluted                               5,386,928     4,661,728     5,252,531      4,305,053
----------------------------------------------------------------------------------------------------------------------


Revenue for the fourth quarter ended December 31, 2003, increased 66% to $3,485,406 as compared to $2,095,601 for the same period in 2002. Revenue for the twelve months ended December 31, 2003, increased 24% to $12,749,522 as compared to $10,296,541 for the same period in 2002. The increase in revenue during the fourth quarter and twelve months reflects a significant increase in revenue from the rental of natural gas compressor units and a slight increase in service and maintenance revenue.


Net income for the fourth quarter ended December 31, 2003, increased 527% to $489,691 or $.09 per share (diluted), as compared to net income of $78,044 or $.02 per share (diluted) for the same period in 2002. Net income for the twelve months ended December 31, 2003, increased 66% to $1,307,133 or $.23 per share
(diluted), as compared to net income of $786,085 or $.16 per share (diluted) for same period in 2002. Earnings Per Share was affected by the increase of 1.5 million shares for the initial public offering in the fourth quarter of 2002.

NGSG's rental fleet grew by 46% during the twelve months ended December 31, 2003. The Company ended the year with 399 compressor packages in its rental fleet, up from 274 units at December 31, 2002. The company anticipates adding rental units this year at a cost of approximately $10 million and expects total revenue to grow by approximately 28%.

Wayne Vinson, President and CEO of Natural Gas Services Group, Inc. said, "We delivered consistent sales and earning growth throughout 2003.

Here are some key indicators comparing year end 2003 to year end 2002:

         Services and Maintenance income up 13.5% to $1.7 million.
         Leasing income up 61.7% to $7 million.
         Gross Margin up 42% to $6.7 million.
         Operating income up 45% to $2.7 million.
         EBITDA up 25% to $4.4 million.

Natural Gas  Services  2003  financial  performance  scored on all major  areas:
revenue growth, profitability and positive cash flow, reflecting the strength of our strategic business model, the dedication of our team and the value of delivering a high-value product to the small to mid-sized compressor market that meets their critical needs. Our 2003 profitability reflected two actions which further demonstrate the Company's performance oriented strategy and tight fiscal management. We are moving confidently into 2004 with strong balance sheet, a healthy backlog and a platform for growth."

About Natural Gas Services Group, Inc. (NGS)
NGS manufactures, fabricates, sells, leases and services natural gas compressors that enhance the production of oil and gas wells. The Company also manufactures and sells flare systems and flare ignition systems for plant and production facilities.



For More Information, Contact:                   Wayne Vinson, CEO or Wallace
                                                 Sparkman
                                                 800-580-1828
                                                 Jim Drewitz, Investor Relations
                                                 jdrewitz@comcast.net
                                                 972-355-6070


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"EBITDA"  reflects net income or loss before interest,  taxes,  depreciation and amortization. EBITDA is a measure used by analysts and investors as an indicator of operating non-cash charges and financing costs.  Therefore,  EBITDA gives the investor information as to the cash generated from the operations of a business.
However,  EBITDA is not a measure  of  financial  performance  under  accounting principles  generally  accepted in the United  States of America  ("GAAP"),  and
should  not  be  considered  a  substitute  for  other  financial   measures  of
performance.  EBITDA as  calculated  by NGS may not be  comparable  to EBITDA as calculated and reported by other companies.  The most comparable GAAP measure to
EBITDA is net income. The reconciliation of EBITDA to net income is as follows:


                                                      Three months ended         Twelve months ended
                                                        December 31,                 December 31,
                                                 --------------------------    --------------------------

                                                     2003           2002           2003           2002
                                                 -----------    -----------    -----------    -----------
               EBITDA                            $ 1,231,856    $   681,166    $ 4,396,771    $ 3,511,271

Adjustments to reconcile EBITDA to net income:

Amortization and depreciation                       (490,599)      (326,911)    (1,725,717)    (1,166,004)
Interest expense                                    (166,362)      (179,311)      (667,122)      (975,719)
Provision for income tax                             (85,204)       (96,900)      (696,799)      (583,463)
                                                 -----------    -----------    -----------    -----------

Net income                                       $   489,691    $    78,044    $ 1,307,133    $   786,085
                                                 ===========    ===========    ===========    ===========

Except for historical information contained herein, the statements in this release are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties, which may cause NGS's actual results in future periods to differ materially from forecasted results. Those risks include, among other things, the loss of market share through competition or otherwise; the introduction of competing technologies by other companies; a prolonged, substantial reduction in oil and gas prices which could cause a decline in the demand for NGS's products and services; and new governmental safety, health and environmental regulations which could require NGS to make significant capital expenditures. The forward-looking statements included in this press release are only made as of the date of this press release, and NGS undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. A discussion of these factors is included in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission.

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

                           CONSOLIDATED BALANCE SHEET

                                DECEMBER 31, 2003

                                     ASSETS
                                     ------
CURRENT ASSETS:
   Cash and cash equivalents                                                              $   176,202
   Trade accounts receivable, net of doubtful accounts of $5,000                              816,596
   Inventory                                                                                2,554,239
   Prepaid expenses and other                                                                 107,030
                                                                                          -----------
                  Total current assets                                                      3,654,067

LEASE EQUIPMENT, net of accumulated depreciation of $2,978,848                             18,986,190
PROPERTY AND EQUIPMENT, net of accumulated depreciation of $906,736                         2,818,438
GOODWILL, net of accumulated amortization of $325,192                                       2,589,655
PATENTS, net of accumulated amortization of $137,423                                          113,941
OTHER ASSETS                                                                                  107,900
                                                                                          -----------
                  Total assets                                                            $28,270,191
                                                                                          ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

CURRENT LIABILITIES:
   Current portion of long-term debt and capital lease                                    $ 2,363,927
   Line of credit                                                                             300,000
   Accounts payable and accrued liabilities                                                 1,070,652
   Deferred income                                                                            207,215
                                                                                          -----------
                  Total current liabilities                                                 3,941,794

LONG-TERM DEBT AND CAPITAL LEASE, less current portion                                      6,650,486
SUBORDINATED NOTES, net of discount of $129,918                                             1,409,343
DEFERRED TAX LIABILITY                                                                      1,843,406
COMMITMENT (Note 11)
STOCKHOLDERS' EQUITY:
   Preferred stock, 5,000,000 shares authorized, par value $0.01:
     10 % Convertible Series A: 381,654 shares authorized, 343,654 shares
       outstanding;10% cumulative, liquidation preference of $1,116,876                         3,437
   Common stock, 30,000,000 shares authorized, par value $0.01; 5,031,181 shares issued
     and outstanding                                                                           50,311
   Additional paid-in capital                                                              11,205,375
   Retained earnings                                                                        3,166,039
                                                                                          -----------
                  Total stockholders' equity                                               14,425,162
                                                                                          -----------
                  Total liabilities and stockholders' equity                              $28,270,191
                                                                                          ===========








       See accompanying notes to these consolidated financial statements.

                        CONSOLIDATED STATEMENTS OF INCOME


                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                   ----------------------------
                                                       2003            2002
                                                   ------------    ------------
REVENUE:
   Sales, net                                      $  3,865,045    $  4,335,721
   Service and maintenance income                     1,773,256       1,562,650
   Leasing income and interest                        7,111,221       4,398,170
                                                   ------------    ------------
                  Total revenue                      12,749,522      10,296,541

COSTS OF REVENUE:
   Cost of sales                                      2,859,572       3,078,429
   Cost of service                                    1,243,499       1,326,572
   Cost of leasing                                    1,953,525       1,166,530
                                                   ------------    ------------
                  Total costs of revenue              6,056,596       5,571,531
                                                   ------------    ------------

GROSS PROFIT                                          6,692,926       4,725,010

OPERATING EXPENSES:
   Selling expenses                                     678,777         499,721
   General and administrative                         1,613,076       1,218,513
   Depreciation and amortization                      1,725,717       1,166,004
                                                   ------------    ------------
                  Total operating expenses            4,017,570       2,884,238
                                                   ------------    ------------

INCOME FROM OPERATIONS                                2,675,356       1,840,772

OTHER INCOME (EXPENSE):
   Interest expense                                    (667,122)       (975,719)
   Equity in earnings of joint venture                     --           485,109
   Other income (expense)                                (4,302)         19,386
                                                   ------------    ------------
                  Total other income (expense)         (671,424)       (471,224)
                                                   ------------    ------------

INCOME BEFORE PROVISION FOR INCOME TAXES              2,003,932       1,369,548

PROVISION FOR INCOME TAXES:
   Current                                               25,000          25,900
   Deferred                                             671,799         557,563
                                                   ------------    ------------
                  Total income tax expense              696,799         583,463
                                                   ------------    ------------

NET INCOME                                            1,307,133         786,085

PREFERRED DIVIDENDS                                     120,941         106,624
                                                   ------------    ------------

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS        $  1,186,192    $    679,461
                                                   ============    ============

NET INCOME PER COMMON SHARE:
   Basic                                           $       0.24    $       0.19
                                                   ============    ============
   Diluted                                         $       0.23    $       0.16
                                                   ============    ============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
   Basic                                              4,946,922       3,649,413
   Diluted                                            5,252,531       4,305,053



       See accompanying notes to these consolidated financial statements.

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

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                           --------------------------------
                                                                                2003              2002
                                                                           --------------    --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                              $    1,307,133    $      786,085
   Adjustments to reconcile net income to net cash provided by operating activities:
     Depreciation and amortization                                              1,725,717         1,166,004
     Deferred taxes                                                               671,799           557,563
     Amortization of debt issuance costs                                           64,956            70,369
     Gain on disposal of assets                                                    18,615           (15,066)
     Warrants issued for debt guarantee                                              --              42,025
     Equity in earnings of joint venture                                             --            (485,109)
     Changes in current assets:
         Trade and other receivables                                             (391,498)          276,588
         Inventory                                                             (1,078,445)          139,614
         Prepaid expenses and other                                                66,272           (11,888)
     Changes in current liabilities:
         Accounts payable and accrued liabilities                                 542,790          (348,549)
         Deferred income                                                          173,678           134,187
     Other changes                                                                (76,597)         (105,870)
                                                                           --------------    --------------
                Net cash provided by operating activities                       3,024,420         2,205,953

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of property and equipment                                          (7,881,720)       (4,414,952)
   Proceeds from sale of property and equipment                                   119,500            40,000
   Distribution from equity method investment                                     107,774           405,466
   Decrease in lease receivable                                                   210,512            84,908
                                                                           --------------    --------------
                Net cash used in investing activities                          (7,443,934)       (3,884,578)

CASH FLOWS FROM FINANCING ACTIVITIES:
   Net proceeds from lines of credit                                              300,000              --
   Proceeds from long-term debt                                                 3,478,568         1,956,893
   Repayments of long-term debt                                                (2,013,546)       (4,463,612)
   Dividends on preferred stock                                                  (120,941)         (106,624)
   Proceeds from sale of stock and exercise of stock options and
      warrants                                                                    237,997         6,529,170
   Net proceeds from preferred stock sales                                           --              12,767
   Purchase of warrants from underwriter                                             --             (43,000)
                                                                           --------------    --------------
                 Net cash provided by financing activities                      1,882,078         3,885,594

                           NET CHANGE IN CASH                                  (2,537,436)        2,206,969

CASH, beginning of year                                                         2,713,638           506,669
                                                                           --------------    --------------

CASH, end of year                                                          $      176,202    $    2,713,638
                                                                           ==============    ==============

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
   Interest paid                                                           $      667,122    $      975,719
                                                                           ==============    ==============
   Income taxes paid                                                       $       35,292    $        4,110
                                                                           ==============    ==============





       See accompanying notes to these consolidated financial statements.